UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2024

enGene Holdings Inc.

(Exact name of Registrant as Specified in Its Charter)

British Columbia	001-41854	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4868 Rue Levy, Suite 220 Saint-Laurent, Quebec, Canada		H4R 2P1
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 514 332-4888

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ENGN	The Nasdaq Stock Market LLC
Warrants, each exercisable for one common share, at an exercise price of $11.50 per share	ENGNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement

On October 24, 2024, enGene Holdings Inc. (the “Company”) entered into subscription agreements (collectively, the “Subscription Agreements”) with the investors named therein (the “Investors”), for the private placement (the “Private Placement”) of 6,758,311 common shares of the Company (the “Subscribed Shares”), at a price of $8.90 per share. The aggregate gross proceeds from the Private Placement are expected to be approximately $60 million, before deducting offering expenses. The Private Placement is expected to close on October 29, 2024, subject to customary closing conditions. The Private Placement is being conducted in accordance with applicable Nasdaq rules and was priced to satisfy the “Minimum Price” requirement (as defined in the Nasdaq rules).

The Company intends to use the net proceeds from the Private Placement to fund the continued development of detalimogene, pre-commercial activities, the potential expansion of the DDX platform, and for working capital and general corporate purposes.

Pursuant to the Subscription Agreements, the Company agreed to file a registration statement on Form S-3 with the Securities and Exchange Commission (the “SEC”) within 20 business days after the closing of the Private Placement for purposes of registering the resale of the Subscribed Shares, to use commercially reasonable efforts to have such registration statement declared effective within the time period set forth in the Subscription Agreements, and to keep such registration statement effective until the earliest of (i) the third anniversary of the effectiveness of the registration statement, (ii) the time as all of the Subscribed Shares purchased by the Investors pursuant to the terms of the Subscription Agreements have been sold pursuant to the registration statement or Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), or (iii) such time as the Subscribed Shares become eligible for resale by non-affiliates without any volume limitations or other restrictions pursuant to Rule 144 under the Securities Act.

The Subscription Agreements contain customary representations, warranties and agreements by the Company, indemnification obligations of the Company and the Investors, including for liabilities under the Securities Act, and other obligations of the parties. The representations, warranties and covenants contained in each of the Subscription Agreements were made only for purposes of such applicable Subscription Agreement and are made as of specific dates; are solely for the benefit of the parties (except as specifically set forth therein); may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of such applicable Subscription Agreement, instead of establishing matters as facts; and may be subject to standards of materiality and knowledge applicable to the contracting parties that differ from those applicable to the investors generally. Shareholders of the Company and other investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company.

The Private Placement is exempt from the registration requirements of the Securities Act pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and in reliance on similar exemptions under applicable state laws. The Investors represented that they were accredited investors within the meaning of Rule 501 of Regulation D and were acquiring the securities for investment only and with no present intention of distributing any of such securities or any arrangement regarding the distribution thereof. The securities were offered without any general solicitation by the Company or its representatives. The securities sold and issued in the Private Placement may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements.

The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Subscription Agreement, which is filed as Exhibit 10.1, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosures set forth in Item 1.01 above regarding the Private Placement are incorporated in this Item 3.02.

Item 7.01.	Regulation FD Disclosure.

On October 25, 2024, the Company issued a press release announcing the execution of the Subscription Agreements. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In addition, the Company updated its Corporate Presentation on October 25, 2024. The updated Corporate Presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 furnished hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Form of Subscription Agreement, dated October 24, 2024

99.1	Press Release dated October 25, 2024

99.2	Corporate Presentation dated October 25, 2024

104	Cover Page Interactive Data File (Formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENGENE HOLDINGS INC.

Date: October 25, 2024	By:	/s/ Lee Giguere
	Name:	Lee Giguere
	Title:	Chief Legal Officer